UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2018

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 26, 2018, Chart Industries, Inc. (“Chart”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with the shareholders of VRV s.p.a. (“VRV”), an Italian company headquartered in Milan, Italy. On November 13, 2018, Chart entered into an Amended and Restated Share Purchase Agreement (the “Amendment”) with the original parties as well as VRV that replaces in full the original Purchase Agreement. Immediately thereafter, Chart assigned all of its rights and obligations under the Amendment to VRV Holdings S.r.l. (“Holdings”), a newly formed Italian subsidiary of Chart. The Amendment provides for a revised transaction structure pursuant to which Holdings acquired VRV Technoservice S.r.l. (“VRV Technoservice”), a newly formed Italian company wholly owned by VRV (the “Acquisition”). Prior to the Acquisition, as contemplated in the Amendment, VRV contributed substantially all of its business to VRV Technoservice. VRV Technoservice will change its name to VRV S.r.l. following the Acquisition.

The foregoing summary of the Amendment contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 15, 2018, Chart issued a press release announcing the closing of the Acquisition. As previously disclosed, Chart used a combination of available cash on hand and debt under its credit facility to fund the Acquisition. A copy of Chart’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

All information in the press release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Chart specifically incorporated it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Share Purchase Agreement, by and among Chart Industries, Inc., Alessandro Spada, Elena Spada, Federico Spada and VRV S.p.a. dated as of November 13, 2018.

99.1	Press release issued by Chart, dated as of November 15, 2018, announcing its entry into the Amendment and closing of the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: November 15, 2018

	By:	/s/ Jillian C. Evanko
Jillian C. Evanko
Chief Executive Officer, President and Chief Financial Officer